EXHIBIT 10.21




















































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                                               Exhibit 10.21

     Form of Employment Agreement, dated as of September 1, 1994 between
Avon Products, Inc. and certain senior officers (incorporated by reference to Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994).

     Avon has an employment agreement with each of the following senior officers:

                                         Christina Gold
                                         Susan Kropf
                                         Ward Miller, Jr.
                                         Edwina Woodbury
                                         Marcia Worthing